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                                                                    EXHIBIT 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
            AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                  ACT OF 2002

     In connection with the Quarterly Report of Fairchild Semiconductor International, Inc. (the "company") on Form 10-Q for the period ended June 27, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kirk P. Pond, Chief Executive Officer of the company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13 (a) or 15
         (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the company.

                                          /s/        KIRK P. POND
                                          --------------------------------------
                                                       Kirk P. Pond
                                                 Chief Executive Officer

August 6, 2004